UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) - October 3, 2008

HAWKER BEECHCRAFT ACQUISITION COMPANY, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-147828	71-1018770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10511 East Central, Wichita, Kansas	67206
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (316) 676-7111

Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01.  Entry into a Material Definitive Agreement.

Effective October 15, 2008 Hawker Beechcraft Acquistion Company, LLC and Hawker Beechcraft Notes Company (collectively, the "Company") have entered into an Instrument of Resignation, Appointment and Acceptance (the "Instrument of Resignation") by and among the Company, Deutsche Bank National Trust Company (the "Successor Trustee"), and Wells Fargo Bank, N. A. (the "Prior Trustee"), with respect to the Indenture for each of the following: the Company's 8.5% Senior Fixed Rate Notes due 2015, and its 8.875%/9.625% Senior PIK Election Notes Due 2015 (the "Senior Notes Indenture"); and the Company's 9.750% Senior Subordinated Notes due 2017 (the "Senior Subordinated Notes Indenture" and together with the Senior Notes Indenture, the "Indentures").  The Instrument of Resignation provides that (1) the Prior Trustee assigns, transfers, delivers, and confirms to the Successor Trustee all the rights, powers, and trusts of the Prior Trustee under the Indentures, and all property and money held by the Prior Trustee under the Indentures, and the Prior Trustee resigns as Trustee, Registrar and Paying Agent under the Indentures, (2) the Company accepts the resignation of the Prior Trustee as Trustee, Registrar and Paying Agent under the Indentures and appoints the Successor Trustee as Trustee, Registrar and Paying Agent under the Indentures, and (3) the Successor Trustee accepts its appointment as Trustee under the Indentures and assumes all the rights, powers, and trusts of the Trustee under the Indentures and all property and money held or to be held under the Indentures, and accepts its appointment as Registrar and Paying Agent under the Indentures.

Copies of the Instrument of Resignation are attached to, and incorporated by reference into this Item of this Current Report on Form 8-K as Exhibit 4.1.  The foregoing description of the Instrument of Resignation is qualified in its entirety by reference to the full text of the Instrument of Resignation.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is furnished with this report:

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1

Instrument of Resignation, Appointment and Acceptance, dated as of October 15, 2008, by and among Hawker Beechcraft Acquisition Company, LLC, Hawker Beechcraft Notes Company, Deutsche Bank National Trust Company, and Wells Fargo Bank, N.A. (8.5% Senior Fixed Rate Notes due 2015, 8.875%/9.625% Senior PIK Election Notes due 2015, and 9.750% Senior Subordinated Notes due 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKER BEECHCRAFT ACQUISITION COMPANY, LLC

By Hawker Beechcraft, Inc., its Sole Member

/s/ James K. Sanders
James K. Sanders, Vice President and Chief Financial Officer

Dated: October 7, 2008